Recent Developments	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Announcements made after September 30, 2013:

On November 8, 2013, AngloGold Ashanti Holdings Finance plc completed the optional redemption, as announced on October 9, 2013, of all of its outstanding 3.5 percent Guaranteed Convertible Bonds due 2014 (the “Bonds”). The Bonds were redeemed at a redemption price equal to 100 percent of their principal amount plus accrued and unpaid interest up to but excluding the redemption date. The aggregate principal amount of the Bonds redeemed was $6.6 million. Pursuant to the terms of the trust deed governing the Bonds, the Bonds were cancelled upon redemption.